UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2008

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On June 25, 2008, BGC Partners, Inc. (f/k/a eSpeed, Inc.) (the “Company”) determined to replace Deloitte & Touche LLP (“Deloitte”) with Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm effective as of the date of the completion of Deloitte’s review of the Company’s interim condensed consolidated financial statements for the fiscal quarter ending June 30, 2008. Upon completion of Deloitte’s services, the Company will file an amendment to this Form 8-K with the specific effective date of replacement of Deloitte and an update of the disclosures required by Items 304(a)(1)(iv) and (v) of Regulation S-K through that date. The decision to change auditors was approved by the Audit Committee of the Company.

Except as described below, (1) Deloitte’s audit reports on the Company’s consolidated financial statements for the two fiscal years ended December 31, 2007 and the Company’s internal control over financial reporting as of December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, (2) during the Company’s two fiscal years ended December 31, 2007, and through the date hereof, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its reports on the Company’s consolidated financial statements for the relevant year and the Company’s internal control over financial reporting for the relevant year, and (3) during the Company’s two fiscal years ended December 31, 2007, and through the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

As has been previously disclosed by the Company and reiterated here in compliance with the requirements of this Item 4.01(a), subsequent to the issuance of the Company’s consolidated financial statements for the year ended December 31, 2006, its management became aware that certain revenues and expenses related to a portion of the development of related-party software covered under the amended and restated joint services agreement, dated October 1, 2005 (the “JSA”), between the Company and Cantor Fitzgerald, L.P. required restatement. On August 23, 2007, the Company filed an Amendment to its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K/A”), to reflect the restatement of its audited financial statements for the years ended December 31, 2006, 2005 and 2004, the financial information in the Selected Financial Data for the five-year period ended December 31, 2006, the unaudited selected quarterly financial information for each quarter in the years ended December 31, 2006 and 2005, and related financial information and disclosures, including a revised Management’s Annual Report on Internal Control Over Financial Reporting and the accompanying Report of Independent Registered Public Accounting Firm included in Item 9A, originally filed with the Securities and Exchange Commission on Form 10-K on March 15, 2007. As a result of this restatement, the Company’s management determined that a material weakness existed in the Company’s internal control over financial reporting with respect to controls over the proper application of generally accepted accounting principles for certain revenues and expenses related to a portion of the development of related-party software covered under the JSA; the management’s revised report on internal controls, included in Item 9A of the 2006 10-K/A, concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2006; and Deloitte’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, also included in Item 9A of the 2006 10-K/A, contained an adverse opinion on the effectiveness of such controls as of December 31, 2006. As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as of December 31, 2007, the material weakness described above had been remediated, and Deloitte issued a report concluding that the Company’s internal control over financial reporting was effective as of December 31, 2007.

Furthermore, as previously disclosed by the Company and reiterated here in compliance with this Item 4.01(a), in 2007, the management of BGC Partners, LLC (the “BGC Division”), which was merged with and into eSpeed, Inc. on April 1, 2008 in a combination of entities under common control (the “Merger”), identified a material weakness in the BGC Division’s internal control over financial reporting, including the lack of a formal, documented closing process designed to identify key financial reporting risks. The Company is in the process of implementing the following initiatives which are aimed at addressing the BGC Division’s material weakness:

•	establishing what it believes are appropriate internal controls for the monthly closing process, including a more formal schedule and account substantiation and reconciliation tools;

•	establishing a single global general ledger with a standard global chart of accounts; and

•	taking steps aimed at ensuring that it has the appropriate staff within the organization.

The Audit Committee has authorized Deloitte to respond fully to any inquiries of the Company’s successor independent registered public accounting firm.

The Company has furnished a copy of the above disclosures to Deloitte and requested that Deloitte provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On July 1, 2008, the Audit Committee engaged Ernst & Young as the Company’s independent registered public accounting firm, commencing with the review of the Company’s interim condensed consolidated financial statements for the fiscal quarter ending September 30, 2008.

During the Company’s two fiscal years ended December 31, 2007, and through the date hereof, neither the Company, nor anyone on its behalf, consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter, dated July 1, 2008, from Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: July 1, 2008	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Co-Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter, dated July 1, 2008, from Deloitte & Touche LLP.